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                                                                  EXHIBIT 10 (i)

                       COMPENSATION COMMITTEE RESOLUTIONS

                                NOVEMBER 20, 2001

                                       RE:
           SECOND AMENDMENT TO THE HUNTINGTON BANCSHARES INCORPORATED
                     2001 STOCK AND LONG-TERM INCENTIVE PLAN

      WHEREAS, the Board of Directors of Huntington Bancshares Incorporated (the "Corporation") previously adopted and established The Huntington Bancshares Incorporated 2001 Stock and Long-Term Incentive Plan (the "2001 Plan") which provides for the grant to eligible employees of the Corporation or its subsidiaries of options to purchase shares of common stock, without par value, of the Corporation, grants of restricted stock and grants and payments of other long-term performance awards pursuant to the terms of the 2001 Plan;

      WHEREAS, Article 2.33 of the 2001 Plan provides that Retirement shall mean, in case of a Non-employee Director, retirement from the Board at any time after the Non-employee Director attains age 70 and has served at least 5 years as a Director;

      WHEREAS, Article 10 of the 2001 Plan currently permits Participants to name a beneficiary or beneficiaries to whom any Plan benefits may be paid, but only upon approval by the Compensation and Stock Option Committee;

      WHEREAS, Article 14.1 of the 2001 Plan provides that this Committee may at any time amend the 2001 Plan;

      WHEREAS, this Committee, deems it desirable and in the best interests of the Corporation, effective November 20, 2001, to amend Article 2.33 and Article 10 of the 2001 Plan to change the retirement requirements for a Non-employee Director and to eliminate the need of Committee approval for designating a beneficiary or beneficiaries under the 2001 Plan.

      NOW, THEREFORE, BE IT RESOLVED, that, effective November 20, 2001, Article 2.33, Article 6.8 and Article 10 of the 2001 Plan shall be amended to change the retirement requirements for a Non-employee Director and to eliminate the need of Committee approval for designating a beneficiary or beneficiaries under the 2001 Plan and that the Second Amendment to the 2001 Plan, as presented to this Committee and as indicated on Exhibit A attached hereto, be, and hereby is, adopted and approved.

      FURTHER RESOLVED, that the proper officers of the Corporation are authorized to take such actions or make such findings as determined, in their discretion, to be necessary or beneficial to effectuate these Resolutions.
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                                   EXHIBIT A

           SECOND AMENDMENT TO THE HUNTINGTON BANCSHARES INCORPORATED
                     2001 STOCK AND LONG-TERM INCENTIVE PLAN

            Effective November 20, 2001, Article 2.33 of the Huntington Bancshares Incorporated 2001 Stock and Long-Term Incentive Plan is hereby amended and restated in its entirety to read as follows:

            2.33 "Retirement" shall mean, in the case of an Employee, the retirement from the employ of the Corporation under one or more retirement plans of the Corporation, or as otherwise specified by the Committee, and, in the case of a Non-employee Director, shall mean the retirement from the Board at any time after the Non-employee Director attains age 55 and has served at least 5 years as a Director.

            Effective November 20, 2001, Article 10 of the Huntington Bancshares Incorporated 2001 Stock and Long-Term Incentive Plan is hereby amended by deleting the phrase "If permitted by the Committee" from the first sentence of said Article 10.

            Effective November 20, 2001, Article 6.8 of the Huntington Bancshares Incorporated 2001 Stock and Long-term Incentive Plan is hereby amended by deleting the 2nd sentence of Article 6.8 and restating the 2nd sentence of Article 6.8 to read as follows:

      "In the event that the employment of a Participant is terminated by reason of death, all such Participant's Options shall become exercisable in full, and the executor or administrator of such Person's estate or a person or persons who have acquired the Option directly from such Participant by bequest, inheritance, or by reason of a written designation as a beneficiary on a form proscribed by the Corporation, shall have until the expiration date of such Option or 13 months after the termination of employment, whichever first occurs, to exercise any Options."